                                                                      Exhibit 21

                        ICF KAISER INTERNATIONAL, INC.
                      9300 Lee Highway, Fairfax, VA 22031
                                (703) 934-3600

                                                                         Jurisdiction
Wholly Owned Subsidiaries:                                              of Formation:
--------------------------                                              -------------

I.   CLEMENT INTERNATIONAL CORPORATION                                       Delaware

I.   CYGNA GROUP, INC.                                                       Delaware
     II.   Liability Risk Management, Inc.                                 California

I.   EDA, INCORPORATED                                                       Maryland

I.   GLOBAL TRADE & INVESTMENT, INC.                                         Delaware

I.   ICF CANNON ASSOCIATES, INC.                                             Delaware

I.   ICF CONSULTING ASSOCIATES, INC.                                         Delaware

I.   ICF INCORPORATED                                                        Delaware

I.   ICF INFORMATION TECHNOLOGY, INC.                                        Delaware
     II.    Phase Linear Systems Incorporated                                Delaware

I.   ICF KAISER DEVELOPMENT CORPORATION, INC.                                Delaware

I.   ICF KAISER ENGINEERS MASSACHUSETTS, INC.                                Delaware

I.   ICF KAISER GOVERNMENT PROGRAMS, INC.                                    Delaware

I.   ICF KAISER HANFORD COMPANY                                              Delaware

I    ICF KAISER HOLDINGS UNLIMITED, INC.                                     Delaware
     II.    Cygna Consulting Engineers and Project Management, Inc.        California
     II.    Excell Development Construction, Inc.                            Delaware
            III.   International Systems, Inc.                               Colorado
     II.    ICF Kaiser Engineers Eastern Europe, Inc.                        Delaware
            III.   ICF Kaiser Netherlands B.V. (10%)                      Netherlands
     II.    ICF Kaiser Netherlands B.V. (90%)                             Netherlands
     II.    ICF Leasing Corporation, Inc.                                    Delaware

I.   ICF RESOURCES INCORPORATED                                              Delaware
     II.    ICF R G.P. No. 1, Inc.                                           Delaware
     II.    HBG Hawaii, Inc.                                                 Delaware
     II.    HBG International, Inc.                                          Delaware

I.   KAISER ENGINEERS PACIFIC, INC.                                            Nevada

I.   MONUMENT SELECT INSURANCE COMPANY                                        Vermont

I.   TUDOR ENGINEERING COMPANY                                               Delaware

                                - Page 1 of 2 -

                                                 ICF KAISER INTERNATIONAL, INC.

                                                                                         Jurisdiction
WHOLLY OWNED SUBSIDIARIES: (CONTINUED):                                                 of Formation:
---------------------------------------                                                 -------------
I.  ICF KAISER ENGINEERS GROUP, INC.                                                         Delaware
    II.   Henry J. Kaiser Company                                                              Nevada
    II.   ICF Florida First, Inc.                                                            Delaware
    II.   ICF Kaiser Engineers, Inc.                                                             Ohio
          III.  ICF Kaiser Engineers (California) Corporation                                Delaware
          III.  ICF Kaiser Engineers Corporation                                             New York
          III.  ICF Kaiser Engineers of Michigan, Inc.                                       Michigan
          III.  ICF Kaiser International Planning & Design, Inc.                         Pennsylvania
          III.  ICF Kaiser Remediation Company                                               Delaware
          III.  Kaiser Engineers Australia Pty. Limited (50%)                               Australia
                IV.    Kaiser Engineers (NZ) Ltd (99%)                                    New Zealand
          III.  Kaiser Engineers and Constructors, Inc.                                        Nevada
                IV.    ICF Pty. Ltd. (50%)                                                  Australia
                IV.    Kaiser Engineers Limited (0.02%)                                          U.K.
                IV.    Kaiser Engineers Australia Pty. Limited (50%)                        Australia
                IV.    Kaiser Engenharia de Portugal Limitada (50%)                          Portugal
                IV.    Kaiser Engineers (NZ) Ltd (1%)                                     New Zealand
                IV.    Kaiser Engineers Pty. Ltd. (50%)                                     Australia
                IV.    Kaiser Ingenieria de Chile Limitada (51%)                                Chile
          III.  Kaiser Engineers International, Inc.                                           Nevada
                IV.    ICF Pty. Ltd. (50%)                                                  Australia
                IV.    Kaiser Engenharia de Portugal Limitada (50%)                          Portugal
                IV.    Kaiser Engineers Pty. Ltd. (50%)                                     Australia
                IV.    Kaiser Ingenieria de Chile Limitada (49%)                                Chile
          III.  Kaiser Engineers Limited (99.98%)                                                U.K.
                IV.    Kaiser Engineers Technical Services Limited (80%)                       Cyprus
                IV.    Kaiser Engineers (UK) Limited (50%)                                       U.K.
          III.  Kaiser Engineers (UK) Limited (50%)                                              U.K.
                IV.  Kaiser Engineers Technical Services Limited (20%)                         Cyprus
          III.  Kaiser Engenharia e Constructoes Limitada                                      Brazil
          III.  KE, Inc.                                                                  Philippines
          III.  KE, Inc. (dba in Massachusetts: Kaiser Engineers Co.)                        Delaware
          III.  KE Services Corporation                                                      Delaware
          III.  La Compagnie Henry J. Kaiser Company (Canada) Ltee.                            Canada
          III.  Overseas Constructors & Engineers, Inc.                                      Delaware
          III.  PCI Operating Company, Inc.                                                  Delaware
          III.  Temporary Engineering Services, Inc.                                         Delaware
    II.         ICF Technology Incorporated                                                  Delaware
    II.         International Waste Energy Systems, Inc.                                     Delaware
    II.         KE Livermore, Inc.                                                           Delaware

                                - Page 2 of 2-